Exhibit 10.35

AMENDMENT 6
Dated November 21, 2013
to
EQUIPMENT FINANCING AGREEMENT NO. 13379 (the “Agreement”)
dated December 12, 2011 between Buffalo Shredding and Recovery, LLC
(as “Borrower”) and First Niagara Leasing, Inc. (as “Lender”)

Effective this 21st day of November 2013, the parties hereto agree that the payment terms as applicable to both Draw A and Draw B of the above referenced Agreement are hereby amended and restated (as of Monthly Payment amount due 12/22/13) as follows:

Draw A (schedule #13379)

Number of Monthly Payments = 72 (as of Monthly Payment due 12/22/13)
Monthly Payment Amount = $106,465.18
First Monthly Payment due date = 12/22/13
Final Monthly Payment due date = 11/22/19
Rate of Interest = 4.77%

Draw B (schedule #14862)

Number of Monthly Payments = 72 (as of Monthly Payment due 12/22/13)
Monthly Payment Amount = $34,514.78
First Monthly Payment due date = 12/22/13
Final Monthly Payment due date = 11/22/19
Rate of Interest = 4.77%

All other terms and conditions of the Agreement shall remain unaltered. The parties have caused this Amendment 6 to be executed by their duly authorized representatives as of the date first set forth above.

Lender: First Niagara Leasing, Inc.	Borrower: Buffalo Shredding and Recovery, LLC By: Metalico New York, Inc., its sole Member
By: /s/ Edward Perkowski	By: /s/ Eric W. Finlayson

Name:Edward Perkowski Title:President	Name:Eric W. Finlayson Title:Vice President and Treasurer
Guarantor: Metalico, Inc.	Guarantor: Metalico New York, Inc. (formerly Metalico Syracuse, Inc.)
By: /s/ Eric W. Finlayson	By: /s/ Eric W. Finlayson

Name: Eric W. Finlayson Title: Senior Vice President and Treasurer	Name: Eric W. Finlayson Title: Vice President and Treasurer